Sub Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT

         This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement dated April 1, 2005 between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds and AIM Stock Funds. AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

         The Trusts and AIM agree until the date set forth on the attached Exhibits (the "Expiration Date") that AIM will waive its fees or reimburse expenses to the extent that expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from each Fund's day-to-day operations), or items designated as such by the Funds' Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Funds' Board of Trustees; and
(vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) of a class of a Fund exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. The Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

         Each of the Trusts and AIM agree to review the then-current waivers or expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers or limitations should be amended, continued or terminated. The waivers or expense limitations will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

         It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

         IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                   AIM COMBINATION STOCK & BOND FUNDS
                                   AIM COUNSELOR SERIES TRUST
                                   AIM EQUITY FUNDS
                                   AIM FUNDS GROUP
                                   AIM GROWTH SERIES
                                   AIM INTERNATIONAL MUTUAL FUNDS
                                   AIM INVESTMENT FUNDS
                                   AIM INVESTMENT SECURITIES FUNDS
                                   AIM SECTOR FUNDS
                                   AIM STOCK FUNDS
                                   AIM VARIABLE INSURANCE FUNDS
                                   SHORT-TERM INVESTMENTS TRUST
                                   TAX-FREE INVESTMENTS TRUST
                                   on behalf of the Funds listed in Exhibit "A" to this Memorandum of Agreement

                                   By:          /s/ Robert H. Graham
                                           ------------------------------------

                                   Title:        President
                                           ------------------------------------

                                   A I M Advisors, Inc.

                                   By:           /s/ Mark H. Williamson
                                           ------------------------------------

                                   Title:        President
                                           ------------------------------------

                                  EXHIBIT "A"


FUNDS WITH FISCAL YEAR END OF MARCH 31

                                AIM SECTOR FUNDS

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM Energy Fund(1)
         Class A Shares                                     1.90%                  July 1, 2005            March 31, 2006
         Class B Shares                                     2.65%                 April 1, 2005            March 31, 2006
         Class C Shares                                     2.65%                 April 1, 2005            March 31, 2006
         Class K Shares                                     2.10%                 April 1, 2005            March 31, 2006
         Investor Class Shares                              1.90%                 April 1, 2005            March 31, 2006

AIM Financial Services Fund(1)
         Class A Shares                                     1.90%                  July 1, 2005            March 31, 2006
         Class B Shares                                     2.65%                 April 1, 2005            March 31, 2006
         Class C Shares                                     2.65%                 April 1, 2005            March 31, 2006
         Class K Shares                                     2.10%                 April 1, 2005            March 31, 2006
         Investor Class Shares                              1.90%                 April 1, 2005            March 31, 2006

AIM Gold & Precious Metals Fund(1)
         Class A Shares                                     1.90%                  July 1, 2005            March 31, 2006
         Class B Shares                                     2.65%                 April 1, 2005            March 31, 2006
         Class C Shares                                     2.65%                 April 1, 2005            March 31, 2006
         Investor Class Shares                              1.90%                 April 1, 2005            March 31, 2006

AIM Health Sciences Fund(1)
         Class A Shares                                     1.90%                  July 1, 2005            March 31, 2006
         Class B Shares                                     2.65%                 April 1, 2005            March 31, 2006
         Class C Shares                                     2.65%                 April 1, 2005            March 31, 2006
         Class K Shares                                     2.10%                 April 1, 2005            March 31, 2006
         Investor Class Shares                              1.90%                 April 1, 2005            March 31, 2006

AIM Leisure Fund(1)
         Class A Shares                                     1.90%                  July 1, 2005            March 31, 2006
         Class B Shares                                     2.65%                 April 1, 2005            March 31, 2006
         Class C Shares                                     2.65%                 April 1, 2005            March 31, 2006
         Class K Shares                                     2.10%                 April 1, 2005            March 31, 2006
         Investor Class Shares                              1.90%                 April 1, 2005            March 31, 2006

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM Technology Fund(1)
         Class A Shares                                   1.55%                  July 1, 2005            June 30, 2006
         Class B Shares                                   2.30%                  July 1, 2005            June 30, 2006
         Class C Shares                                   2.30%                  July 1, 2005            June 30, 2006
         Class K Shares                                   1.75%                  July 1, 2005            June 30, 2006
         Investor Class Shares                            1.55%                  July 1, 2005            June 30, 2006
         Institutional Class Shares                       1.30%                  July 1, 2005            June 30, 2006

AIM Utilities Fund(1)
         Class A Shares                                   1.90%                  April 1, 2005           March 31, 2006
         Class B Shares                                   2.65%                  April 1, 2005           March 31, 2006
         Class C Shares                                   2.65%                  April 1, 2005           March 31, 2006
         Investor Class Shares                            1.90%                  April 1, 2005           March 31, 2006

FUNDS WITH FISCAL YEAR END OF JULY 31

                        AIM INVESTMENT SECURITIES FUNDS

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM Global Real Estate Fund(1)
         Class A Shares                                   1.40%                  July 1, 2005            July 31, 2006
         Class B Shares                                   2.15%                 April 29, 2005           July 31, 2006
         Class C Shares                                   2.15%                 April 29, 2005           July 31, 2006
         Class R Shares                                   1.65%                 April 29, 2005           July 31, 2006
         Institutional Class Shares                       1.15%                 April 29, 2005           July 31, 2006

AIM Short Term Bond Fund(1)
         Class A Shares                                   0.85%                  July 1, 2005            July 31, 2006
         Class C Shares                                   1.20%(2)              August 1, 2005           July 31, 2006
         Class R Shares                                   1.10%                 August 1, 2005           July 31, 2006
         Institutional Class Shares                       0.60%                 August 1, 2005           July 31, 2006

AIM Total Return Bond Fund(1)
         Class A Shares                                   1.15%                  July 1, 2005            July 31, 2006
         Class B Shares                                   1.90%                 August 1, 2005           July 31, 2006
         Class C Shares                                   1.90%                 August 1, 2005           July 31, 2006
         Class R Shares                                   1.40%                 August 1, 2005           July 31, 2006
         Institutional Class Shares                       0.90%                 August 1, 2005           July 31, 2006

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by A I M Distributors, Inc.

                                AIM STOCK FUNDS

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM Dynamics Fund(1)
         Class A Shares                                   1.90%                  July 1, 2005            July 31, 2006
         Class B Shares                                   2.65%                 August 1, 2005           July 31, 2006
         Class C Shares                                   2.65%                 August 1, 2005           July 31, 2006
         Class K Shares                                   2.10%                 August 1, 2005           July 31, 2006
         Investor Class Shares                            1.90%                 August 1, 2005           July 31, 2006
         Institutional Class Shares                       1.65%                 August 1, 2005           July 31, 2006

AIM Mid Cap Stock Fund(1)
         Class A Shares                                   1.90%                  July 1, 2005            July 31, 2006
         Class B Shares                                   2.65%                 August 1, 2005           July 31, 2006
         Class C Shares                                   2.65%                 August 1, 2005           July 31, 2006
         Class K Shares                                   2.10%                 August 1, 2005           July 31, 2006
         Investor Class Shares                            1.90%                 August 1, 2005           July 31, 2006
         Institutional Class Shares                       1.65%                 August 1, 2005           July 31, 2006

AIM Small Company Growth Fund(1)
         Class A Shares                                   1.90%                  July 1, 2005            July 31, 2006
         Class B Shares                                   2.65%                 August 1, 2005           July 31, 2006
         Class C Shares                                   2.65%                 August 1, 2005           July 31, 2006
         Class K Shares                                   2.10%                 August 1, 2005           July 31, 2006
         Investor Class Shares                            1.90%                 August 1, 2005           July 31, 2006
         Institutional Class Shares                       1.65%                 July 13, 2005            July 31, 2006

AIM S&P 500 Index Fund(1)
         Investor Class Shares                            0.60%                  July 1, 2005            July 31, 2006
         Institutional Class Shares                       0.35%                  July 1, 2005            July 31, 2006

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                       AIM COMBINATION STOCK & BOND FUNDS

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM Core Stock Fund(1)
         Class A Shares                                  1.90%                 July 1, 2005              August 31, 2006
         Class B Shares                                  2.65%                 September 1, 2005         August 31, 2006
         Class C Shares                                  2.65%                 September 1, 2005         August 31, 2006
         Class K Shares                                  2.10%                 September 1, 2005         August 31, 2006
         Investor Class Shares                           1.90%                 September 1, 2005         August 31, 2006

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM Total Return Fund(1)
         Class A Shares                                  1.90%                 July 1, 2005              August 31, 2006
         Class B Shares                                  2.65%                 September 1, 2005         August 31, 2006
         Class C Shares                                  2.65%                 September 1, 2005         August 31, 2006
         Class K Shares                                  2.10%                 September 1, 2005         August 31, 2006
         Investor Class Shares                           1.90%                 September 1, 2005         August 31, 2006
         Institutional Class Shares                      1.65%                 September 1, 2005         August 31, 2006


                           AIM COUNSELOR SERIES TRUST

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM Multi-Sector Fund(1)
         Class A Shares                                  1.90%                 July 1, 2005              August 31, 2006
         Class B Shares                                  2.65%                 September 1, 2005         August 31, 2006
         Class C Shares                                  2.65%                 September 1, 2005         August 31, 2006
         Institutional Class Shares                      1.65%                 September 1, 2005         August 31, 2006

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

                                AIM EQUITY FUNDS

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM Diversified Dividend Fund(1)
         Class A Shares                                  1.40%                 July 1, 2005             October 31, 2005
         Class B Shares                                  2.15%                 November 1, 2004         October 31, 2005
         Class C Shares                                  2.15%                 November 1, 2004         October 31, 2005
         Investor Class Shares                           1.40%                 April 29, 2005           October 31, 2006

AIM Large Cap Basic Value Fund(1)
         Class A Shares                                  1.22%                 July 1, 2005               June 30, 2006
         Class B Shares                                  1.97%                 July 1, 2005               June 30, 2006
         Class C Shares                                  1.97%                 July 1, 2005               June 30, 2006
         Class R Shares                                  1.47%                 July 1, 2005               June 30, 2006
         Investor Class Shares                           1.22%                 July 1, 2005               June 30, 2006
         Institutional Class Shares                      0.97%                 July 1, 2005               June 30, 2006

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM Large Cap Growth Fund(1)
         Class A Shares                                  1.32%                  July 1, 2005               June 30, 2006
         Class B Shares                                  2.07%                  July 1, 2005               June 30, 2006
         Class C Shares                                  2.07%                  July 1, 2005               June 30, 2006
         Class R Shares                                  1.57%                  July 1, 2005               June 30, 2006
         Investor Class Shares                           1.32%                  July 1, 2005               June 30, 2006
         Institutional Class Shares                      1.07%                  July 1, 2005               June 30, 2006

                                       AIM INTERNATIONAL MUTUAL FUNDS


FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM International Core Equity Fund(1)
         Class A Shares                                    2.00%                   July 1, 2005             October 31, 2005
         Class B Shares                                    2.75%                September 1, 2004           October 31, 2005
         Class C Shares                                    2.75%                September 1, 2004           October 31, 2005
         Class R Shares                                    2.25%                September 1, 2004           October 31, 2005
         Investor Class Shares                             2.00%                September 1, 2004           October 31, 2005
         Institutional Class Shares                        1.75%                September 1, 2004           October 31, 2005

                                            AIM INVESTMENT FUNDS

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM Developing Markets Fund(1)
         Class A Shares                                    1.75%                  July 1, 2005             October 31, 2005
         Class B Shares                                    2.50%               September 1, 2004           October 31, 2005
         Class C Shares                                    2.50%               September 1, 2004           October 31, 2005

AIM Trimark Endeavor Fund(1)
         Class A Shares                                    1.90%                  July 1, 2005             October 31, 2005
         Class B Shares                                    2.65%               September 1, 2004           October 31, 2005
         Class C Shares                                    2.65%               September 1, 2004           October 31, 2005
         Class R Shares                                    2.15%               September 1, 2004           October 31, 2005
         Institutional Class Shares                        1.65%               September 1, 2004           October 31, 2005

AIM Trimark Fund(1)
         Class A Shares                                    2.15%                  July 1, 2005             October 31, 2005
         Class B Shares                                    2.90%               September 1, 2004           October 31, 2005
         Class C Shares                                    2.90%               September 1, 2004           October 31, 2005
         Class R Shares                                    2.40%               September 1, 2004           October 31, 2005
         Institutional Class Shares                        1.90%               September 1, 2004           October 31, 2005

1 The total operati(n)g expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM Trimark Small Companies Fund(1)
         Class A Shares                                    1.90%                  July 1, 2005             October 31, 2005
         Class B Shares                                    2.65%               September 1, 2004           October 31, 2005
         Class C Shares                                    2.65%               September 1, 2004           October 31, 2005
         Class R Shares                                    2.15%               September 1, 2004           October 31, 2005
         Institutional Class Shares                        1.65%               September 1, 2004           October 31, 2005

FUNDS WITH FISCAL YEAR END OF DECEMBER 31

                                               AIM FUNDS GROUP

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM European Small Company Fund(1)
         Class A Shares                                      1.90%                   July 1, 2005             December 31, 2005
         Class B Shares                                      2.65%                  January 1, 2005           December 31, 2005
         Class C Shares                                      2.65%                  January 1, 2005           December 31, 2005

AIM Global Value Fund(1)
         Class A Shares                                      1.90%                   July 1, 2005             December 31, 2005
         Class B Shares                                      2.65%                  January 1, 2005           December 31, 2005
         Class C Shares                                      2.65%                  January 1, 2005           December 31, 2005

AIM International Small Company Fund(1)
         Class A Shares                                      1.90%                   July 1, 2005             December 31, 2005
         Class B Shares                                      2.65%                  January 1, 2005           December 31, 2005
         Class C Shares                                      2.65%                  January 1, 2005           December 31, 2005

                               AIM GROWTH SERIES

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM Global Equity Fund(1)
         Class A Shares                                      1.75%                   July 1, 2005             December 31, 2005
         Class B Shares                                      2.50%                  January 1, 2005           December 31, 2005
         Class C Shares                                      2.50%                  January 1, 2005           December 31, 2005
         Institutional Class Shares                          1.50%                  January 1, 2005           December 31, 2005

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                                  EXHIBIT "B"

                               AIM GROWTH SERIES

FUND                                                    EXPENSE LIMITATION                   EFFECTIVE DATE      EXPIRATION DATE
----                                                    ------------------                   --------------      ---------------
AIM Conservative Allocation Fund
         Class A Shares                    Limit  Other  Expenses  to 0.20% of  average      April 29, 2004     December 31, 2005
                                           daily net assets
         Class B Shares                    Limit  Other  Expenses  to 0.20% of  average      April 29, 2004     December 31, 2005
                                           daily net assets
         Class C Shares                    Limit  Other  Expenses  to 0.20% of  average      April 29, 2004     December 31, 2005
                                           daily net assets
         Class R Shares                    Limit  Other  Expenses  to 0.20% of  average      April 29, 2004     December 31, 2005
                                           daily net assets
         Institutional Class Shares        Limit  Other  Expenses  to 0.20% of  average      April 29, 2004     December 31, 2005
                                           daily net assets


AIM Growth Allocation Fund
         Class A Shares                    Limit  Other  Expenses  to 0.17% of  average      April 29, 2004     December 31, 2005
                                           daily net assets
         Class B Shares                    Limit  Other  Expenses  to 0.17% of  average      April 29, 2004     December 31, 2005
                                           daily net assets
         Class C Shares                    Limit  Other  Expenses  to 0.17% of  average      April 29, 2004     December 31, 2005
                                           daily net assets
         Class R Shares                    Limit  Other  Expenses  to 0.17% of  average      April 29, 2004     December 31, 2005
                                           daily net assets
         Institutional Class Shares        Limit  Other  Expenses  to 0.17% of  average      April 29, 2004     December 31, 2005
                                           daily net assets


AIM Moderate Allocation Fund
         Class A Shares                    Limit  Other  Expenses  to 0.05% of  average      April 29, 2004     December 31, 2005
                                           daily net assets
         Class B Shares                    Limit  Other  Expenses  to 0.05% of  average      April 29, 2004     December 31, 2005
                                           daily net assets
         Class C Shares                    Limit  Other  Expenses  to 0.05% of  average      April 29, 2004     December 31, 2005
                                           daily net assets
         Class R Shares                    Limit  Other  Expenses  to 0.05% of  average      April 29, 2004     December 31, 2005
                                           daily net assets
         Institutional Class Shares        Limit  Other  Expenses  to 0.05% of  average      April 29, 2004     December 31, 2005
                                           daily net assets


AIM Moderate Growth Allocation Fund
         Class A Shares                    Limit  Other  Expenses  to 0.12% of  average      April 29, 2005     December 31, 2006
                                           daily net assets
         Class B Shares                    Limit  Other  Expenses  to 0.12% of  average      April 29, 2005     December 31, 2006
                                           daily net assets
         Class C Shares                    Limit  Other  Expenses  to 0.12% of  average      April 29, 2005     December 31, 2006
                                           daily net assets

FUND                                                    EXPENSE LIMITATION                   EFFECTIVE DATE      EXPIRATION DATE
----                                                    ------------------                   --------------      ---------------
         Class R Shares                    Limit  Other  Expenses  to 0.12% of  average      April 29, 2005     December 31, 2006
                                           daily net assets
         Institutional Class Shares        Limit  Other  Expenses  to 0.12% of  average      April 29, 2005     December 31, 2006
                                           daily net assets

AIM Moderately Conservative Allocation
Fund
         Class A Shares                    Limit  Other  Expenses  to 0.14% of  average      April 29, 2005     December 31, 2006
                                           daily net assets
         Class B Shares                    Limit  Other  Expenses  to 0.14% of  average      April 29, 2005     December 31, 2006
                                           daily net assets
         Class C Shares                    Limit  Other  Expenses  to 0.14% of  average      April 29, 2005     December 31, 2006
                                           daily net assets
         Class R Shares                    Limit  Other  Expenses  to 0.14% of  average      April 29, 2005     December 31, 2006
                                           daily net assets
         Institutional Class Shares        Limit  Other  Expenses  to 0.14% of  average      April 29, 2005     December 31, 2006
                                           daily net assets

Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.

                                  EXHIBIT "C"

FUNDS WITH FISCAL YEAR END OF MARCH 31

                           TAX-FREE INVESTMENTS TRUST

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
Tax-Free Cash Reserve Portfolio(1,2)
         Cash Management Class                               0.22%                   June 30, 2005              March 31, 2007
         Corporate Class                                     0.22%                   June 30, 2005              March 31, 2007
         Institutional Class                                 0.22%                   June 30, 2005              March 31, 2007
         Personal Investment Class                           0.22%                   June 30, 2005              March 31, 2007
         Private Investment Class                            0.22%                   June 30, 2005              March 31, 2007
         Reserve Class                                       0.22%                   June 30, 2005              March 31, 2007
         Resource Class                                      0.22%                   June 30, 2005              March 31, 2007

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                          SHORT-TERM INVESTMENTS TRUST

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
Government & Agency Portfolio(1)
         Cash Management Class                               0.12%                   June 30, 2005             August 31, 2006
         Corporate Class                                     0.12%                   June 30, 2005             August 31, 2006
         Institutional Class                                 0.12%                   June 30, 2005             August 31, 2006
         Personal Investment Class                           0.12%                   June 30, 2005             August 31, 2006
         Private Investment Class                            0.12%                   June 30, 2005             August 31, 2006
         Reserve Class                                       0.12%                   June 30, 2005             August 31, 2006
         Resource Class                                      0.12%                   June 30, 2005             August 31, 2006
Government TaxAdvantage Portfolio(1)
         Cash Management Class                               0.12%                   June 30, 2005             August 31, 2006
         Corporate Class                                     0.12%                   June 30, 2005             August 31, 2006
         Institutional Class                                 0.12%                   June 30, 2005             August 31, 2006
         Personal Investment Class                           0.12%                   June 30, 2005             August 31, 2006
         Private Investment Class                            0.12%                   June 30, 2005             August 31, 2006
         Reserve Class                                       0.12%                   June 30, 2005             August 31, 2006
         Resource Class                                      0.12%                   June 30, 2005             August 31, 2006
Liquid Assets Portfolio(1)
         Cash Management Class                               0.12%                   June 30, 2005             August 31, 2006
         Corporate Class                                     0.12%                   June 30, 2005             August 31, 2006
         Institutional Class                                 0.12%                   June 30, 2005             August 31, 2006
         Personal Investment Class                           0.12%                   June 30, 2005             August 31, 2006
         Private Investment Class                            0.12%                   June 30, 2005             August 31, 2006
         Reserve Class                                       0.12%                   June 30, 2005             August 31, 2006
         Resource Class                                      0.12%                   June 30, 2005             August 31, 2006

(1) The expense limit shown excludes Rule 12b-1 fee waivers by Fund Management Company.
(2) The expense limitation also excludes Trustees' fees and federal registration expenses.

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
STIC Prime Portfolio(1)
         Cash Management Class                               0.12%                   June 30, 2005             August 31, 2006
         Corporate Class                                     0.12%                   June 30, 2005             August 31, 2006
         Institutional Class                                 0.12%                   June 30, 2005             August 31, 2006
         Personal Investment Class                           0.12%                   June 30, 2005             August 31, 2006
         Private Investment Class                            0.12%                   June 30, 2005             August 31, 2006
         Reserve Class                                       0.12%                   June 30, 2005             August 31, 2006
         Resource Class                                      0.12%                   June 30, 2005             August 31, 2006

Treasury Portfolio(1)
         Cash Management Class                               0.12%                   June 30, 2005             August 31, 2006
         Corporate Class                                     0.12%                   June 30, 2005             August 31, 2006
         Institutional Class                                 0.12%                   June 30, 2005             August 31, 2006
         Personal Investment Class                           0.12%                   June 30, 2005             August 31, 2006
         Private Investment Class                            0.12%                   June 30, 2005             August 31, 2006
         Reserve Class                                       0.12%                   June 30, 2005             August 31, 2006
         Resource Class                                      0.12%                   June 30, 2005             August 31, 2006

(1) The expense limit shown excludes Rule 12b-1 fee waivers by Fund Management Company.

                                  EXHIBIT "D"

                          AIM VARIABLE INSURANCE FUNDS

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM V.I. Aggressive Growth Fund
         Series I Shares                                     1.30%                  January 1, 2005             April 30, 2006

         Series II Shares                                    1.45%                  January 1, 2005             April 30, 2006

AIM V.I. Balanced Fund
         Series I Shares                                     0.91%                   July 1, 2005               June 30, 2006

         Series II Shares                                    1.16%                   July 1, 2005               June 30, 2006

AIM V.I. Basic Value Fund
         Series I Shares                                     1.30%                  January 1, 2005             April 30, 2006

         Series II Shares                                    1.45%                  January 1, 2005             April 30, 2006

AIM V.I. Blue Chip Fund
         Series I Shares                                     1.01%                   July 1, 2005               June 30, 2006

         Series II Shares                                    1.26%                   July 1, 2005               June 30, 2006

AIM V.I. Capital Appreciation Fund
         Series I Shares                                     1.30%                  January 1, 2005             April 30, 2006

         Series II Shares                                    1.45%                  January 1, 2005             April 30, 2006

AIM V.I. Capital Development Fund
         Series I Shares                                     1.30%                  January 1, 2005             April 30, 2006

         Series II Shares                                    1.45%                  January 1, 2005             April 30, 2006

AIM V.I. Core Equity Fund
         Series I Shares                                     1.30%                  January 1, 2005             April 30, 2006

         Series II Shares                                    1.45%                  January 1, 2005             April 30, 2006

AIM V.I. Core Stock Fund
         Series I Shares                                     0.91%                   July 1, 2005               June 30, 2006

         Series II Shares                                    1.16%                   July 1, 2005               June 30, 2006

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM V.I. Dent Demographic Trends Fund
         Series I Shares                                     1.01%                   July 1, 2005               June 30, 2006

         Series II Shares                                    1.26%                   July 1, 2005               June 30, 2006

AIM V.I. Diversified Income Fund
         Series I Shares                                     0.75%                   July 1, 2005               June 30, 2006

         Series II Shares                                    1.00%                   July 1, 2005               June 30, 2006

AIM V.I. Dynamics Fund
         Series I Shares                                     1.30%                  January 1, 2005             April 30, 2006

         Series II Shares                                    1.45%                  January 1, 2005             April 30, 2006

AIM V.I. Financial Services Fund
         Series I Shares                                     1.30%                  January 1, 2005             April 30, 2006

         Series II Shares                                    1.45%                  January 1, 2005             April 30, 2006

AIM V.I. Government Securities Fund
         Series I Shares                                     0.73%                   July 1, 2005               June 30, 2006

         Series II Shares                                    0.98%                   July 1, 2005               June 30, 2006

AIM V.I. Growth Fund
         Series I Shares                                     1.30%                  January 1, 2005             April 30, 2006

         Series II Shares                                    1.45%                  January 1, 2005             April 30, 2006

AIM V.I. Health Sciences Fund
         Series I Shares                                     1.30%                  January 1, 2005             April 30, 2006

         Series II Shares                                    1.45%                  January 1, 2005             April 30, 2006

AIM V.I. High Yield Fund
         Series I Shares                                     0.95%                   July 1, 2005               June 30, 2006

         Series II Shares                                    1.20%                   July 1, 2005               June 30, 2006


FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM V.I. International Growth Fund
         Series I Shares                                     1.30%                  January 1, 2005             April 30, 2006

         Series II Shares                                    1.45%                  January 1, 2005             April 30, 2006

AIM V.I. Large Cap Growth Fund
         Series I Shares                                     1.01%                   July 1, 2005               June 30, 2006

         Series II Shares                                    1.26%                   July 1, 2005               June 30, 2006

AIM V.I. Leisure Fund
         Series I Shares                                     1.01%                   July 1, 2005               June 30, 2006

         Series II Shares                                    1.26%                   July 1, 2005               June 30, 2006

AIM V.I. Mid Cap Core Equity Fund
         Series I Shares                                     1.30%                  January 1, 2005             April 30, 2006

         Series II Shares                                    1.45%                  January 1, 2005             April 30, 2006

AIM V.I. Money Market Fund
         Series I Shares                                     1.30%                  January 1, 2005             April 30, 2006

         Series II Shares                                    1.45%                  January 1, 2005             April 30, 2006

AIM V.I. Premier Equity Fund
         Series I Shares                                     1.30%                  January 1, 2005             April 30, 2006

         Series II Shares                                    1.45%                  January 1, 2005             April 30, 2006

AIM V.I. Real Estate Fund
         Series I Shares                                     1.30%                  January 1, 2005             April 30, 2006

         Series II Shares                                    1.45%                  January 1, 2005             April 30, 2006

AIM V.I. Small Cap Equity Fund
         Series I Shares                                     1.15%                   July 1, 2005               June 30, 2006

         Series II Shares                                    1.40%                   July 1, 2005               June 30, 2006

AIM V.I. Small Company Growth Fund
         Series I Shares                                     1.20%                   July 1, 2005               June 30, 2006

         Series II Shares                                    1.45%                   July 1, 2005               June 30, 2006

AIM V.I. Technology Fund
         Series I Shares                                     1.30%                  January 1, 2005             April 30, 2006

         Series II Shares                                    1.45%                  January 1, 2005             April 30, 2006

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM V.I. Total Return Fund
         Series I Shares                                     0.91%                   July 1, 2005               June 30, 2006

         Series II Shares                                    1.16%                   July 1, 2005               June 30, 2006

AIM V.I. Utilities Fund
         Series I Shares                                     1.30%                  January 1, 2005             April 30, 2006

         Series II Shares                                    1.45%                  January 1, 2005             April 30, 2006